                                                                  EXHIBIT (g)(1)

                                                                                      Senior Floating Rate II          May 31, 1999
SCHEDULE OF INVESTMENTS                                                                                              (IN US DOLLARS)
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIES              S&P       MOODY'S         FACE        SENIOR SECURED FLOATING                     COST            VALUE
                       RATING     RATING         AMOUNT       RATE LOAN INTERESTS*
Automotive &           B          Ba3            $2,750,000   Accuride, Term C, due 1/21/2007          $2,743,206         $2,763,750
Equipment - 8.6%       NR+        NR+               500,000   Americanbump, Term B, due 10/31/2002        498,753            498,750
                                                              Collins & Aikman Corp.:
                       BB-        B1              2,480,000   Term B, due 6/30/2005                     2,486,200          2,472,250
                       BB-        B1              1,500,000   Term C, due 12/31/2005                    1,496,271          1,501,875
                       NR+        Ba2             3,000,000   Federal-Mogul Corp., Term B,
                                                              due 2/24/2005                             3,011,250          3,004,688
                       BB         B1              2,000,000   Johnstown America Industrial, Inc.,
                                                              Term B, due 4/29/2005                     1,997,528          2,001,250
                                                                                                     ------------       ------------
                                                                                                       12,233,208         12,242,563


                                                              Chancellor Media Corp.:
Broadcasting Radio     BB-        Ba2               971,897   Revolving Credit, due 1/31/2003             971,897            951,244
 & Television - 1.7%
                       BB-        Ba2               444,965   Term A, due 1/31/2003                       425,607            442,184
                       NR+        NR+             1,000,000   Quoram Broadcasting, Term B,
                                                              due 9/30/2007                               997,519          1,001,875
                                                                                                     ------------       ------------
                                                                                                        2,395,023          2,395,303


Cable Television       BB-        Ba1             5,000,000   Charter Communications, Term B,
                                                              due 3/18/2008                             5,000,000          5,011,719
 Services - 7.1%
                       NR+        NR+             5,000,000   TW Fanch-One Co., Term B,
                                                              due 12/31/2007                            5,031,250          5,007,813
                                                                                                     ------------       ------------
                                                                                                       10,031,250         10,019,532


Chemicals - 3.6%       Ba2        NR+             5,000,000   Lyondell Petrochemical Co., Term E,
                                                              due 5/17/2006                             4,993,770          5,050,000


                                                              Fairchild Semiconductors Corp.:
Computer Related       NR+        Ba3             1,000,000   Term, due 4/30/2006                         998,024          1,006,250
 Products - 1.8%

                       BB-        B+              1,500,000   Term B, due 4/12/2007                     1,497,035          1,509,375
                                                                                                     ------------       ------------
                                                                                                        2,495,059          2,515,625


 Diversified - 3.9%    NR+        NR+             2,500,000   Bridge Information, Term B,
                                                              due 5/29/2005                             2,510,000          2,506,250
                                                              Thermadyne:
                       NR+        NR+             1,488,750   Term B, due 5/22/2005                     1,492,472          1,489,215
                       NR+        NR+             1,488,750   Term C, due 5/22/2006                     1,492,472          1,489,215
                                                                                                     ------------       ------------
                                                                                                        5,494,944          5,484,680
                                                                                                     ------------       ------------


Drug/Proprietary       B+         B1              2,468,750   Duane Reade Co., Term B,
                                                              due 2/15/2005                            2,464,191          2,459,492

                                                                                      Senior Floating Rate II          May 31, 1999
SCHEDULE OF INVESTMENTS                                                                                              (IN US DOLLARS)
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIES              S&P       MOODY'S         FACE        SENIOR SECURED FLOATING                     COST            VALUE
                       RATING     RATING         AMOUNT       RATE LOAN INTERESTS*
Stores - 1.7%


Electronics /          B+         B1              2,000,000   DD Inc. Term B, due 10/31/2003            1,970,511          1,960,000
Electrical
Components - 4.9%
                       B+         Ba3             5,000,000   Superior Telecom, Term A,
                                                              due 5/27/2004                             5,000,000          5,006,250
                                                                                                     ------------       ------------
                                                                                                        6,970,511          6,966,250


                                                              Specialty Foods, Inc.:
Food & Kindred         NR+        Ba3               734,114   Revolving Credit, due 1/31/2000             734,114            734,114
 Products - 1.4%
                       NR+        Ba3             1,262,625   Term, due 1/31/2000                       1,262,625          1,263,414
                                                                                                     ------------       ------------
                                                                                                        1,996,739          1,997,528


Grocery - 1.4%        B           B2              2,000,000   Grand Union Co., Term, due 8/17/2003      2,005,000          2,003,750


Hotels & Motels -      NR+        Ba1             5,000,000   Starwood Hotels & Resorts Trust,
3.5%                                                          Term, due 2/23/2003                       5,000,000          5,009,375


                                                              WEC Company:
Manufacturing -        NR+        NR+             1,166,667   Term B, due 9/30/2005                     1,165,228          1,163,750
1.4%
                       NR+        NR+               833,333   Term C, due 9/30/2006                       832,303            831,250
                                                                                                     ------------       ------------
                                                                                                        1,997,531          1,995,000


Metals & Mining -      NR+        Ba3             3,000,000   UCAR Global Enterprises, Term B,
2.1%                                                          due 12/31/2002                            3,007,500          3,007,500


                                                              Packaging Co.:
Packaging - 2.0%       BB         NR+             1,407,025   Term B, due 4/12/2007                     1,401,812          1,418,017
                       BB         NR+             1,407,025   Term C, due 4/12/2008                     1,401,801          1,418,017
                                                                                                     ------------       ------------
                                                                                                        2,803,613          2,836,034


Paper - 3.5%           B+         Ba3             2,487,500   Jefferson Smurfit Company/Container
                                                              Corp. of America, Term B,
                                                              due 3/24/2006                             2,487,500          2,495,274

                       B+         Ba3             2,407,322   Stone Container Corp., Term E,
                                                              due 10/01/2003                            2,407,322          2,413,341
                                                                                                     ------------       ------------
                                                                                                        4,894,822          4,908,615


Pharmaceuticals -      NR+        NR+             2,000,000   Express Scripts, Term B,
1.4%                                                          due 3/31/2007                             2,000,000          1,997,750


Printing &             NR+        Ba3             1,243,142   Penton Media, Term B, due 5/31/2006       1,241,594          1,240,034

                                                                                      Senior Floating Rate II          May 31, 1999
SCHEDULE OF INVESTMENTS                                                                                              (IN US DOLLARS)
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIES              S&P       MOODY'S         FACE        SENIOR SECURED FLOATING                     COST            VALUE
                       RATING     RATING         AMOUNT       RATE LOAN INTERESTS*
Publishing - 0.9%


Wireless               B          B1              2,000,000   Nextel Communications Inc., Term C,
Telecommunications                                            due 3/31/2007                             2,000,000          2,007,500
Services - 3.5%
                       NR+        NR+             2,000,000   PowerTel PCS, Inc., Term B,
                                                              due 2/06/2003                             2,000,000          1,995,000
                       NR+        B1              1,000,000   Tritel Holdings, Term B,
                                                              due 12/31/2007                              987,654          1,005,000
                                                                                                     ------------       ------------
                                                                                                        4,987,654          5,007,500


                                                              TOTAL SENIOR SECURED FLOATING
                                                              RATE LOAN INTERESTS  -  54.4%            77,012,409         77,136,531

                                                   FACE              SHORT-TERM SECURITIES             COST               VALUE
                                                  AMOUNT
Commercial Paper** -                             $3,000,000   American Express Credit Corporation,
28.4%                                                         4.85% due 6/07/1999                      $2,997,575         $2,997,575
                                                  5,000,000   Block Financial Corp.,  4.85%
                                                              due 6/25/1999                             4,983,833          4,983,833
                                                  5,000,000   CSW Credit Inc.,  4.79%
                                                              due 6/07/1999                             4,996,008          4,996,008
                                                  5,000,000   First Data Corporation,  4.80%
                                                              due 6/22/1999                             4,986,000          4,986,000
                                                              General Electric Capital Corp.:
                                                  1,392,000   4.93% due 6/01/1999                       1,392,000          1,392,000
                                                  5,000,000   4.79% due 6/09/1999                       4,994,678          4,994,678
                                                  6,000,000   General Motors Acceptance Corp.,
                                                              4.94% due 6/01/1999                       6,000,000          6,000,000
                                                  5,000,000   Newell Company,  4.79% due 6/14/1999      4,991,351          4,991,351
                                                  5,000,000   Paccar Financial,  4.79%
                                                              due 6/03/1999                             4,998,669          4,998,669
                                                                                                     ------------       ------------
                                                                                                       40,340,114         40,340,114


                                                              Federal Home Loan Mortgage Corporation
                                                              Participation Certificates:
US Government Agency                              4,890,000   4.72% due 6/02/1999                       4,889,361          4,889,361
Obligations** - 14.7%
                                                  7,500,000   4.76% due 6/21/1999                       7,480,167          7,480,167
                                                  4,000,000   4.75% due 7/02/1999                       3,983,639          3,983,639
                                                              Federal National Mortgage Association:
                                                  1,446,000   4.75% due 6/10/1999                       1,444,283          1,444,283
                                                  3,000,000   4.75% due 7/02/1999                       2,987,729          2,987,729
                                                                                                     ------------       ------------
                                                                                                       20,785,179         20,785,179


                                                              TOTAL SHORT-TERM SECURITIES -  43.1%     61,125,293         61,125,293

                                                                                      Senior Floating Rate II          May 31, 1999
SCHEDULE OF INVESTMENTS                                                                                              (IN US DOLLARS)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 97.5%                                                                            $138,137,702       $138,261,824
OTHER ASSETS LESS LIABILITIES - 2.5%                                                                                       3,563,113
                                                                                                                        ------------
NET ASSETS - 100.0%                                                                                                     $141,824,937
                                                                                                                        ------------
                                                                                                                        ------------

* The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate.
** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
+      Not Rated.